UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  June 21, 2005
                                                  -----------------------------

                        Capital Senior Living Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

      1-13445                                             75-2678809
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(Commission File Number)                     (IRS Employer Identification No.)

   14160 Dallas Parkway
   Suite 300
   Dallas Texas                                            75254
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (972) 770-5600
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant's Certifying Accountant.

     (a) On June 21, 2005, Capital Senior Living Corporation (the "Company") dismissed Ernst & Young LLP as the Company's independent registered public accounting firm.

     The reports of Ernst & Young LLP on the financial statements of the Company as of and for the fiscal years ended December 31, 2004 and 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     The Audit Committee of the Board of Directors of the Company approved the decision to dismiss Ernst & Young LLP.

     During the fiscal years ended December 31, 2004 and 2003 and through June 21, 2005, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its reports.

     During the fiscal  years ended  December 31, 2004 and 2003 and through June
21,  2005,  there  have  been  no  "reportable   events,"  as  defined  in  Item
304(a)(1)(v) of Regulation S-K.

     The Company has requested that Ernst & Young LLP furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above statements in this Item 4.01(a). A copy of such letter dated June 23, 2005, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

     (b) On June 21, 2005, the Company engaged KPMG LLP as its new independent registered public accounting firm.

     During the fiscal years ended December 31, 2004 and 2003 and through June 21, 2005, the Company has not consulted KPMG LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that KPMG LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any manner that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01  Financial Statements and Exhibits.

     (c) Exhibits

           16.1 Letter from Ernst & Young LLP, dated June 23, 2005, to the Securities and Exchange Commission relating to the change in certifying accountants.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 23, 2005                    Capital Senior Living Corporation


                                        By: /s/ Ralph A. Beattie
                                        ----------------------------------
                                        Name:   Ralph A. Beattie
                                        Title:  Executive Vice President and
                                                Chief Financial Officer

                                  EXHIBIT INDEX

              Exhibit No.                   Exhibit Name
              -----------                   ------------

                  16.1 Letter from Ernst & Young LLP, dated June 23, 2005, to the Securities and Exchange Commission relating to the change in certifying accountants.